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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated October 9, 1997, related to the financial statements of Jet Aviation Trading, Inc. and to the reference to our firm under the caption "Experts" in the prospectus.

                                          Sweeney, Gates & Co.

Fort Lauderdale, Florida

March 12, 1998